UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 15, 2006

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

As previously announced on August 30, 2006, the Registrant has been conducting a further investigation into the granting of stock options and related accounting. While the investigation is still ongoing, the Registrant has reached a preliminary conclusion that the appropriate measurement dates for financial accounting purposes of certain stock option grants differ from the recorded grant dates of such awards. As a result, upon management’s recommendation, the Registrant’s Board of Directors has determined that the Registrant will need to restate financial statements for certain prior periods to record additional non-cash charges for stock-based compensation expense related to past option grants. The Registrant had previously restated its financial statements for fiscal years 2002 through 2004 and for the first and second quarters of fiscal 2005 in connection with an earlier independent investigation related to certain stock options granted during calendar years 1999 through 2001. The Registrant has not yet determined the aggregate amount of additional non-cash charges for stock-based compensation expense, nor has it determined the resulting tax impact, if any, or which specific periods may require restatement. The Registrant is currently evaluating these matters in the context of its internal control over financial reporting and disclosure controls and procedures. The Registrant does not currently anticipate that the outcome of the investigation will require any material adjustment to the Registrant’s historical revenues, non-stock option related expenses or cash position.

Accordingly, on September 15, 2006, upon management’s recommendation, the Registrant’s Board of Directors determined that the Registrant’s financial statements and related notes for fiscal years 2003 through 2005 included in the Registrant’s Annual Report on Form 10-K for fiscal 2005 and for subsequent interim periods in fiscal 2006 and its earnings releases and similar communications for such periods should no longer be relied upon.

The Registrant intends to file any SEC filings required to be restated and its Form 10-K for the fiscal year ended July 31, 2006 as soon as practicable after the investigation is complete.

The Audit Committee and management of the Registrant have discussed the matters associated with the restatement and disclosed in this Current Report on Form 8-K with its independent registered public accounting firm.

On September 19, 2006, the Registrant issued a press release in connection with the foregoing, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number	Description

99.1	Press Release issued by the Registrant dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer
Vice President, Finance and Administration,
Secretary and Treasurer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

Dated: September 19, 2006